EARNINGS OR LOSS PER SHARE - Disclosure of Earnings Per Share (Details) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Earnings per share [abstract]
Net loss for the year	$ (101,885)	$ (135,112)
Weighted average number of shares on issue - basic	295,544,681	282,331,106
Weighted average number of shares on issue - diluted	295,544,681	282,331,106
Loss per share - basic	$ (0.34)	$ (0.48)
Loss per share - diluted	$ (0.34)	$ (0.48)